UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2021

TAYLOR MORRISON HOME CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, Arizona 85251

(Address of principal executive offices, including zip code)

(480) 840-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Taylor Morrison Home Corporation (the “Company”) held its 2021 Annual Meeting of stockholders on May 26, 2021. The Company’s stockholders elected at the 2021 Annual Meeting nine directors, Jeffry L. Flake, Gary H. Hunt, Peter Lane, William H. Lyon, Anne L. Mariucci, David C. Merritt, Andrea (Andi) Owen, Sheryl D. Palmer and Denise F. Warren, to hold office until the Company’s annual meeting of stockholders to be held in 2022 and until his or her successor is duly elected and qualified. At the 2021 Annual Meeting, the Company’s stockholders also approved, on an advisory basis, the compensation of the Company’s named executive officers (“say-on-pay”), and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results are set forth below.

Proposal No. 1 – Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Jeffry L. Flake	115,590,413	900,093	3,995,813
Gary H. Hunt	115,945,966	544,540	3,995,813
Peter Lane	112,438,741	4,051,765	3,995,813
William H. Lyon	116,198,472	292,034	3,995,813
Anne L. Mariucci	111,395,284	5,095,222	3,995,813
David C. Merritt	115,491,719	998,787	3,995,813
Andrea (Andi) Owen	116,044,149	446,357	3,995,813
Sheryl D. Palmer	113,330,249	3,160,257	3,995,813
Denise F. Warren	116,105,711	384,795	3,995,813

Proposal No. 2 – Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”)

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non- Votes
To approve, on an advisory basis, the compensation of the Company’s named executive officers	113,484,218	2,931,686	74,602	3,995,813

Proposal No. 3 – Ratification of Auditors

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non- Votes
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021	118,806,454	1,608,926	70,939	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2021

Taylor Morrison Home Corporation

/s/ Darrell C. Sherman
By:	Darrell C. Sherman
Executive Vice President, Chief Legal Officer and Secretary